UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023 (April 21, 2023)

CarbonMeta Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13110 NE 177th Place, #145

Woodinville, WA 98072

(Address of principal executive offices)

(844) 641-2676

(Registrant’s telephone number, including area code)

Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COWI	OTC Markets

Item 8.01 Other Events.

On April 21, 2023, CarbonMeta Technologies, Inc. (the “Company”) and North Bay Resources, Inc. (“NBRI”) signed a Memorandum of Understanding (MOU) to create a subsidiary corporation called CarbonMeta Green Resources Canada as a Limited Liability Company in British Columbia that shall be jointly owned and managed by NBRI and the Company, and whose objective shall be production of carbon-negative cementless concrete using olivine.

Under the terms of the MOU:

CarbonMeta Green Resources Canada will be a Limited Liability Company in British Columbia, Canada with initial equity ownership as follows:

●	51% of the equity will be owned by CarbonMeta Technologies, Inc.

●	49% of the equity will be owned by North Bay Resources, Inc.

CarbonMeta Green Resources Canada will be a research and development center whose focus will be on:

●	Establish CarbonMeta Green Resources Canada as a mining and processing center for the production of carbon-negative cementless concrete using olivine

●	Build and operate a production facility and demonstration program for the production of carbon-negative cementless concrete that can be distributed in North America.

●	Establish an agreed upon transfer price from NBRI to CarbonMeta Green Resources Canada for purchasing olivine that shall be updated quarterly.

●	Develop and establish supply chain relationships with potential North American distributors of carbon-negative cementless concrete, including but not limited to CarbonMeta Green Building Materials, Inc. in the United States

●	Establish technology licensing relationships, industry partnerships, and marketing sponsorships related to the production of carbon-negative cementless concrete using olivine

The MOU is effective from the date executed by the parties and shall continue in force until terminated by either party giving the other party at least 30 business days prior written notice. The parties agree to execute definitive agreements within 30 days, at which time those agreements will supersede this MOU as of the effective date of the executed definitive agreements.

The foregoing provides only a brief description of the material terms of the MOU and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the document filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Binding Memorandum of Understanding
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBONMETA TECHNOLOGIES, INC.

Date: April 25, 2023	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer